UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 21, 2009

Century Aluminum Company
(Exact name of registrant as specified in its charter)

Delaware	0-27918	13-3070826
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2511 Garden Road Building A, Suite 200 Monterey, California (Address of principal executive offices)	93940 (Zip Code)
(831) 642-9300
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

Century Aluminum Company is filing this Form 8-K to update the financial information in our Annual Report on Form 10-K for the year ended December 31, 2008 (2008 10-K) filed on March 2, 2009 to reflect the retrospective adoption of FSP APB 14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash Upon Conversion (Including Partial Cash Settlement).”  These changes are described more fully in Note 1 to the consolidated financial statements.  We are filing this Form 8-K in order to provide the consistency in presentation of financial information between the Annual Report for the year ended December 31, 2008 and the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2009 and June 30, 2009 filed May 11, 2009 and August 10, 2009, respectively.  Each section of the Form 10-K affected by these changes namely, Item 6 – Selected Financial Data, Item 7 – Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Item 8 – Financial Statements and Supplementary Data have been updated to reflect these changes and included as Exhibit 99.1 to this filing.  Except to the extent relating to the updating of our financial statements and other financial information described above, the financial statements and other disclosures in the Form 8-K do not reflect any events that have occurred after the 2008 10-K was initially filed on March 2, 2009.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT

The following exhibits filed with this Form 8-K and incorporated by reference update and supersede those portions of our 2008 Form 10-K that are affected by the adoption of FSP APB 14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash Upon Conversion (Including Partial Cash Settlement).”

All other information in our 2008 10-K has not been updated for events or developments that have occurred subsequent to the filing of the 2008 10-K with the Securities and Exchange Commission.  For developments since the filing of the 2008  10-K, refer to our Quarterly Reports on Form 10-Q for the periods ended March 31, 2009 and June 30, 2009 and our Forms 8-K filed subsequent to March 2, 2009.  The information in this Form 8-K, including the exhibits, should be read in conjunction with the 2008 10-K and subsequent filings with the Securities and Exchange Commission.

Exhibit Index
Incorporated by Reference
Exhibit Number	Description of Exhibit	Form	File No.	Filing Date	Filed Herewith
23.1	Consent of Independent Registered Public Accounting Firm				X
99.1
Revised and updated items from our Annual Report for the year ended December 31, 2008 filed on Form 10-K on March 2, 2009.  Financial statements in this exhibit are now our historical financial statements.
X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CENTURY ALUMINUM COMPANY
Date:	October 21, 2009	By:	/s/ William J. Leatherberry
Name: William J. Leatherberry
Title: Senior Vice President, General Counsel and Assistant Secretary